GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Growth Fund

(the “Fund”)

Supplement dated February 23, 2023, to the Fund’s Summary Prospectus for Class AAA Shares, Class A Shares, and Class I Shares, dated April 29, 2022

Effective February 23, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2021, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli Global Growth Fund
Class AAA Shares
Return Before Taxes	21.10%	21.87%	15.55%
Return After Taxes on Distributions	19.95%	20.34%	14.01%
Return After Taxes on Distributions and Sale of Fund Shares	13.33%	17.50%	12.55%
Class A Shares
Return Before Taxes	14.13%	20.42%	14.86%
Class I Shares
Return Before Taxes	21.10%	22.18%	15.96%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	19.04%	14.97%	12.44%
Lipper Global Large Cap Growth Fund Classification	15.15%	18.57%	13.99%

Please retain this Supplement for future reference.